UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

Warner Bros. Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South
New York, New York 10003
(Address of principal executive offices, including zip code)

212-548-5555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

On June 16, 2025, Warner Bros. Discovery, Inc. (the “Company”) announced that the Offerors (as defined below) had received the required consents (the “Requisite Consents”) for the adoption of certain proposed amendments (the “Proposed Amendments”) to the indentures governing the appliable notes and debentures in the previously-announced Tender Offers and Consent Solicitations (each, as defined herein).

As previously announced, on June 9, 2025, the Company’s wholly-owned subsidiaries, Discovery Communications, LLC (“DCL”), WarnerMedia Holdings, Inc. (“WMH”), Warner Media, LLC (“WML”) and Historic TW, Inc. (“TWI” and, together with DCL, WMH and WML, the “Offerors”), commenced offers to purchase (the “Tender Offers”) for cash substantially all of their outstanding notes and debentures, subject to certain terms and conditions. In conjunction with the Tender Offers, DCL, WMH and TWI also commenced solicitations of consents (the “Consent Solicitations”) from holders of substantially all of their outstanding notes and debentures to adopt the Proposed Amendments. The terms and conditions of the Tender Offers and the Consent Solicitations are set forth in the Offerors’ Offer to Purchase and Consent Solicitation Statement, dated June 9, 2025 (the “Offer to Purchase and Consent Solicitation Statement”).

As a result of receiving the Requisite Consents, DCL, WMH and TWI executed and delivered the following supplemental indentures (collectively, the “Supplemental Indentures”) relating to the Proposed Amendments to the applicable indentures. Each of the Supplemental Indentures is effective upon execution but will only become operative upon settlement of the applicable Tender Offer and Consent Solicitation:

(i)Twenty-Third Supplemental Indenture, dated June 13, 2025, among DCL, as the issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (in such capacity, the “DCL Indenture Trustee”), with respect to the Indenture, dated August 19, 2009, among DCL, as the issuer, the guarantors from time to time party thereto and the DCL Indenture Trustee, as trustee (the “DCL Supplemental Indenture”); and

(ii)Second Supplemental Indenture, dated June 13, 2025, among WMH, as the issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “WMH Indenture Trustee”), with respect to the Indenture, dated March 15, 2022, among WMH, as the issuer, the guarantors from time to time party thereto and the WMH Indenture Trustee, as trustee (the “2022 WMH Supplemental Indenture”);

(iii)Third Supplemental Indenture, dated June 13, 2025, among WMH, as the issuer, the guarantors from time to time party thereto and the WMH Indenture Trustee and Elavon Financial Services DAC, UK Branch, as paying agent (“Elavon”), with respect to the Indenture, dated as of March 10, 2023, among WMH, as the issuer, the guarantors from time to time party thereto and WMH Indenture Trustee, as trustee, and Elavon, as paying agent (the “2023 WMH Supplemental Indenture”); and

(iv)Fifteenth Supplemental Indenture, dated June 16, 2025, among TWI, as the issuer, the guarantors from time to time party thereto and the Bank of New York Mellon, as trustee (in such capacity, the “TWI Indenture Trustee”), with respect to the Indenture, dated January 15, 1993, among TWI, as the issuer, the guarantors from time to time party thereto, and the TWI Indenture Trustee (the “TWI Supplemental Indenture”).

The DCL Supplemental Indenture, the 2022 WMH Supplemental Indenture and the 2023 WMH Supplemental Indenture, if they become operative, will, among other things, (a) eliminate substantially all of the restrictive covenants in the applicable indenture with respect to the applicable notes, (b) eliminate certain of the events which may lead to an “Event of Default” in the applicable indenture (other than for the failure to pay principal or interest, insolvency-related events and the cessation of guarantees), (c) eliminate any restrictions on the applicable Offeror or guarantor parties from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person and any obligation to repurchase the applicable notes upon a change of control and (d) add (I) limitations on our ability to repurchase or exchange certain of the notes issued by DCL and WMH that remain outstanding following the consummation of the Tender Offers, (II) provisions for the establishment of amended notes that benefit from an additional covenant and (III) non-boycott provisions that will make it impermissible for holders of the applicable notes or beneficial owners of the applicable notes, as applicable, and any affiliates of the foregoing persons (other than specified screened affiliates) to enter into or become subject to or bound by any boycott agreement with respect to new debt issuances for cash by WBD and its subsidiaries until the maturity of the applicable series of notes.

The TWI Supplemental Indenture, if it becomes operative, will, among other things, (a) eliminate substantially all of the restrictive covenants with respect to the 8.30% Discount Debentures due 2036 and 6.85% Debentures due 2026, (b) eliminate certain of the events which may lead to an “Event of Default” in the indenture governing such debentures (other than for the failure to pay principal or interest and insolvency-related events), (c) eliminate any restrictions on the applicable Offeror or guarantor parties to the base indenture from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person, (d) eliminate any guarantees of such debentures and (e) amend the defeasance provisions in indenture governing such debentures to permit the defeasance and discharge of the applicable debentures without the provision of a tax opinion or any tax ruling.

The foregoing description of the Supplemental Indentures does not purport to be complete, is subject to and is qualified in its entirety by reference to the copies of the Supplemental Indentures attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, which are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The disclosures set forth in Item 1.01 (including information incorporated by reference therein) are incorporated by reference into this Item 3.03.

Item 8.01. Other Events.

On June 16, 2025, the Company issued a press release announcing the receipt of consents required for the adoption of certain proposed amendments to the indentures governing the applicable series of notes and debentures in the previously-announced cash tender offers and consent solicitations. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

No Offer or Solicitation

The complete terms and conditions of the Tender Offers and Consent Solicitations are set forth in the Offer to Purchase and Consent Solicitation Statement, along with any amendments and supplements thereto, which holders are urged to read carefully before making any decision with respect to the Tender Offers.

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Tender Offers are being made only by, and pursuant to the terms of, the Offer to Purchase and Consent Solicitation Statement. The Tender Offers do not constitute an offer to buy or the solicitation of an offer to sell any securities in any jurisdiction in which such offer or solicitation is unlawful. The Tender Offers are void in all jurisdictions where they are prohibited.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K (including the exhibits attached hereto) contains certain “forward-looking statements.” Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof.

Forward-looking statements include, without limitation, statements about the timeline and terms of the Tender Offers and the Consent Solicitations, the future company plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are risks relating to satisfaction of conditions to the Tender Offers and Consent Solicitations, whether the Tender Offers and Consent Solicitations will be consummated in accordance with its terms and conditions or at all and the timing of any of the foregoing.

The Company’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the Tender Offers and the Consent Solicitations. Discussions of additional risks and uncertainties are contained in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. The Company is not under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
4.1
Twenty-Third Supplemental Indenture, dated June 13, 2025, among DCL, as the issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.

4.2	Second Supplemental Indenture, dated June 13, 2025, among WMH, as the issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association, as trustee.
4.3
Third Supplemental Indenture, dated June 13, 2025, among WMH, as the issuer, the guarantors from time to time party thereto and the WMH Indenture Trustee and Elavon Financial Services DAC, UK Branch, as paying agent.

4.4	Fifteenth Supplemental Indenture, dated June 16, 2025, among TWI, as the issuer, the guarantors from time to time party thereto and the Bank of New York Mellon, as trustee.
99.1	Press Release of Warner Bros. Discovery, Inc., dated June 16, 2025 (Requisite Consents)
101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2025	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer